UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT


                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


Date  of  Report  (Date  of  earliest  event  reported)  February  8,  1991
                                                         ------------------

                         Commission file number 33-28417
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           DENTMART GROUP, INC. (Formerly known as Elgin Corporation)
           ----------------------------------------------------------
               (Exact name of Registrant as specified in charter)

       Colorado                                                       95-4585824
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(State  or  other  jurisdic-                                       (IRS Employer
  tion  of  incorporation)                                   Identification No.)

192  Searidge  Court,  Shell  Beach,  California          93449
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  (Address  of  principal  executive  offices)          (Zip  Code)

Registrant's  telephone  number,  including  area  code  (805)  773-5350
                                                         ---------------


Elgin  Corporation
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(Former  name  or  former  address,  if  changed  since  last  report)

ITEM  5.          OTHER  EVENTS
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     On  March  31,  1998,  the  number of shareholders of the Company increased above  300.  The  Company  has  determined  to resume filing reports pursuant to
Section 15(d) of the Securities Exchange Act of 1934. The Company had filed a Certification and Notice of Suspension of Duty to File Reports dated January 31, 1991.

     On February 8, 1991, the Company amended its charter to change its name to DentMart Group, Inc. On February 15, 1991, to effectuate a change of domicile to Colorado, the Company merged with DentMart Group, Inc., a Colorado corporation.

ITEM  8.          CHANGE  IN  FISCAL  YEAR
                  ------------------------

     On  March  31,  1998,  the Company changed its fiscal year to March 31. The
Company  will  file  Form  10-K  for  the  fiscal  year  ended  March  31, 1998.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                               DENTMART  GROUP,  INC.
                               (Registrant)



Date:  April  13,  1998        By: /S/ Mark A. DiSalvo
                                   ----------------------------------------
                                   Mark  A.  DiSalvo,  President,  Chairman
                                   and  Chief  Executive  Officer